Exhibit 99.1

A leading installer and specialty distributor of insulation and related building material products to the construction industry in the United States and Canada

TopBuild Reports Third Quarter 2022 Results

●	53.8% increase in net sales, 22.6% on a same branch basis
●	130 basis point operating margin expansion to 17.1%
●	190 basis point same branch adjusted EBITDA margin expansion to 20.6%
●	Net Debt Leverage improves to 1.49x, from 1.68x at June 30, 2022

Third Quarter Financial Highlights

(unless otherwise indicated, comparisons are to the quarter ended September 30, 2021)

3 Months Ended 9/30/22	Reported	Change
Sales	$1,300,998	53.8%
Gross Margin	30.4%	80 bps
SG&A as % of revenue	13.3%	(50 bps)
Operating Profit	$222,874	66.6%
Operating Margin	17.1%	130 bps
Net Income	$153,746	61.1%
Net Income per diluted share	$4.76	65.3%

3 Months Ended 9/30/22	Adjusted	Change
Sales	$1,300,998	53.8%
Gross Margin	30.4%	80 bps
SG&A as % of revenue	13.2%	(10 bps)
Operating Profit	$224,174	63.1%
Operating Margin	17.2%	90 bps
Net Income	$154,889	58.6%
Net Income per diluted share	$4.80	62.7%
EBITDA	$259,215	63.8%
EBITDA Margin	19.9%	120 bps

3 Months Ended 9/30/22	Adj. Same Branch	Change
Sales	$1,037,278	22.6%
Gross Margin	31.3%	170 bps
Operating Margin	18.5%	220 bps
EBITDA Margin	20.6%	190 bps
Incremental EBITDA Margin	28.8%

“We had another outstanding quarter with revenue growth in all three end-markets we serve: residential, commercial, and industrial. In addition, EBITDA margins at both business segments expanded, driven by operational efficiencies.

“As we look to the rest of this year and next, our focus remains on driving profitable growth and identifying and implementing initiatives that will enhance our Company’s operations. Our entire team remains focused on continuing to deliver strong results and creating shareholder value in every operating environment.”

ROBERT BUCK, PRESIDENT & CEO

NYSE:BLD	November 1, 2022	topbuild.com

2

Nine Month Financial Highlights

(unless otherwise indicated, comparisons are to nine months ended September 30, 2021)

9 Months Ended 9/30/22	Reported	Change
Sales	$3,744,201	54.5%
Gross Margin	29.7%	120 bps
SG&A as % of revenue	13.8%	0 bps
Operating Profit	$594,049	65.9%
Operating Margin	15.9%	110 bps
Net Income	$412,156	67.8%
Net Income per diluted share	$12.63	70.4%

9 Months Ended 9/30/22	Adjusted	Change
Sales	$3,744,201	54.5%
Gross Margin	29.7%	110 bps
SG&A as % of revenue	13.6%	10 bps
Operating Profit	$600,474	64.7%
Operating Margin	16.0%	100 bps
Net Income	$414,874	61.8%
Net Income per diluted share	$12.71	64.4%
EBITDA	$703,198	65.9%
EBITDA Margin	18.8%	130 bps

9 Months Ended 9/30/22	Adj. Same Branch	Change
Sales	$2,926,330	20.8%
Gross Margin	30.8%	220 bps
Operating Margin	17.6%	260 bps
EBITDA Margin	19.8%	230 bps
Incremental EBITDA	30.8%

NYSE:BLD	November 1, 2022	topbuild.com

3

Operating Segment Highlights ($ in 000s)

(comparisons are to the period ended September 30, 2021)

Installation	3 Months Ended 9/30/22	9 Months Ended 9/30/22	Specialty Distribution	3 Months Ended 9/30/22	9 Months Ended 9/30/22
Sales	$783,056	$2,208,717	Sales	$583,543	$1,715,196
Change			Change
Volume	12.3%	8.1%	Volume	5.7%	2.1%
Price	13.8%	13.7%	Price	13.0%	18.5%
M&A	1.7%	4.3%	M&A	92.4%	93.5%
Total Change	27.8%	26.1%	Total Change	111.1%	114.0%
Operating Margin	19.7%	18.4%	Operating Margin	15.1%	14.3%
Change	260 bps	250 bps	Change	(200 bps)	(130 bps)
Adj. Operating Margin	19.6%	18.4%	Adj. Operating Margin	15.3%	14.4%
Change	240 bps	240 bps	Change	(180 bps)	(130 bps)
Adj. EBITDA Margin	21.6%	20.6%	Adj. EBITDA Margin	18.0%	17.0%
Change	200 bps	220 bps	Change	10 bps	50 bps

Capital Allocation

Acquisitions

Through September 30, the Company has completed five acquisitions which are expected to contribute approximately $17.3 million in annual revenue.

Share repurchases

In the third quarter of 2022, the Company repurchased 269,544 shares at an average price of $185.50 per share.  Year-to-date the Company has repurchased 1,059,361 shares as an average price of $188.79 per share.

“Our proven track record of selecting, acquiring, and integrating companies has produced strong returns for our shareholders and we believe acquisitions will continue to be the best use of our capital.  With the successful integration of DI mostly behind us, we continue to build and pursue a robust pipeline of prospects in all three end markets we serve.”

ROBERT BUCK, PRESIDENT & CEO

2022 Outlook

Sales and Adjusted EBITDA Guidance (1)

($ in millions)

2022	Low	High
Sales	$ 4,950	$ 5,000
Adjusted EBITDA*	$ 915	$ 935

*See table for adjusted EBITDA reconciliation.

(1) This outlook reflects management’s current view of present and future market conditions and are based on assumptions such as housing starts and completions, general and administrative expenses, weighted average diluted shares outstanding and interest rates.  These targets do not include any effects related to potential acquisitions or divestitures that may occur after the date of this press release.

NYSE:BLD	November 1, 2022	topbuild.com

4

Conference Call

A conference call to discuss third quarter 2022 financial results is scheduled for today, Tuesday, November 1, at 9:00 a.m. Eastern Time.  The call may be accessed by dialing (877) 407-9037.  The conference call will be webcast simultaneously on the Company’s website at www.topbuild.com.  In addition, a copy of management’s formal remarks and a presentation that summarizes management’s formal remarks will be available immediately prior to the conference call on www.topbuild.com.

About TopBuild

TopBuild Corp., headquartered in Daytona Beach, Florida, is a leading installer and specialty distributor of insulation and related building material products to the construction industry in the United States and Canada.  We provide insulation installation services nationwide through our contractor services business which has approximately 230 branches located across the United States. We distribute building and mechanical insulation, insulation accessories and other building product materials for the residential, commercial, and industrial end markets through our Specialty Distribution business.  Our specialty distribution network encompasses approximately 180 branches.  To learn more about TopBuild please visit our website at www.topbuild.com.

Use of Non-GAAP Financial Measures

Adjusted EBITDA, incremental EBITDA margin, adjusted EBITDA margin, the “adjusted” financial measures presented above, and figures presented on a “same branch basis” are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).  The Company believes that these non-GAAP financial measures, which are used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. We define same branch sales as sales from branches in operation for at least 12 full calendar months.  Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in tables contained in this press release.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under GAAP.  Additional information may be found in the Company’s filings with the Securities and Exchange Commission which are available on TopBuild’s website under “SEC Filings” at www.topbuild.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act.  These forward-looking statements may address, among other things, our expected financial and operational results, the related assumptions underlying our expected results, and our plan to repurchase our common stock under stock repurchase transactions.  These forward-looking statements are distinguished by use of words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” or “intend,” the negative of these terms, and similar references to future periods.  These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements.  Our forward-looking statements contained herein speak only as of the date of this press release.  Factors or events that we cannot predict, including those described in the risk factors contained in our filings with the Securities and Exchange Commission, may cause our actual results to differ from those expressed in forward-looking statements.  Although TopBuild believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be achieved and it undertakes no obligation to update any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Relations and Media Contact

Tabitha Zane

tabitha.zane@topbuild.com
386-763-8801

(tables follow)

NYSE:BLD	November 1, 2022	topbuild.com

TopBuild Corp.

Condensed Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net sales	$1,300,998	$845,757	$3,744,201	$2,422,810
Cost of sales	905,250	595,466	2,633,155	1,731,581
Gross profit	395,748	250,291	1,111,046	691,229

Selling, general, and administrative expense	172,874	116,485	516,997	333,252
Operating profit	222,874	133,806	594,049	357,977

Other income (expense), net:
Interest expense	(14,561)	(5,503)	(39,936)	(18,210)
Loss on extinguishment of debt	—	—	—	(13,862)
Other, net	(303)	66	103	210
Other expense, net	(14,864)	(5,437)	(39,833)	(31,862)
Income before income taxes	208,010	128,369	554,216	326,115

Income tax expense	(54,264)	(32,934)	(142,060)	(80,457)
Net income	$153,746	$95,435	$412,156	$245,658

Net income per common share:
Basic	$4.79	$2.91	$12.72	$7.49
Diluted	$4.76	$2.88	$12.63	$7.41

Weighted average shares outstanding:
Basic	32,076,285	32,763,311	32,404,275	32,818,145
Diluted	32,279,820	33,088,680	32,643,161	33,155,995

NYSE:BLD	November 1, 2022	topbuild.com

TopBuild Corp.

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income	$153,746	$95,435	$412,156	$245,658
Other comprehensive loss:
Foreign currency translation adjustment	(15,158)	-	(14,133)	-
Comprehensive income	$138,588	$95,435	$398,023	$245,658

NYSE:BLD	November 1, 2022	topbuild.com

TopBuild Corp.

Condensed Consolidated Balance Sheets and Other Financial Data (Unaudited)

(dollars in thousands)

	As of
	September 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$159,384	$139,779
Receivables, net of an allowance for credit losses of $14,105 at September 30, 2022, and $8,798 at December 31, 2021	815,633	668,419
Inventories, net	447,100	352,801
Prepaid expenses and other current assets	27,416	26,692
Total current assets	1,449,533	1,187,691

Right of use assets	191,731	177,177
Property and equipment, net	248,623	244,574
Goodwill	1,966,234	1,949,763
Other intangible assets, net	631,005	684,209
Other assets	18,991	15,116
Total assets	$4,506,117	$4,258,530

LIABILITIES
Current liabilities:
Accounts payable	$510,163	$461,917
Current portion of long-term debt	37,367	38,640
Accrued liabilities	181,455	175,891
Short-term operating lease liabilities	57,268	54,591
Short-term finance lease liabilities	2,328	2,387
Total current liabilities	788,581	733,426

Long-term debt	1,428,935	1,454,483
Deferred tax liabilities, net	244,608	248,243
Long-term portion of insurance reserves	61,243	51,875
Long-term operating lease liabilities	138,923	125,339
Long-term finance lease liabilities	6,170	7,770
Other liabilities	3,218	960
Total liabilities	2,671,678	2,622,096

EQUITY	1,834,439	1,636,434
Total liabilities and equity	$4,506,117	$4,258,530

	As of September 30,
	2022	2021
Other Financial Data
Receivable days	48	45
Inventory days	48	33
Accounts payable days	63	75
Receivables, net plus inventories, net less accounts payable	$752,570	$336,027
Receivables, net plus inventories, net less accounts payable as a percent of sales (TTM) †	15.5%	10.3%

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	November 1, 2022	topbuild.com

TopBuild Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash Flows Provided by (Used in) Operating Activities:
Net income	$412,156	$245,658
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	93,051	51,005
Share-based compensation	9,673	8,375
Loss on extinguishment of debt	—	13,862
Loss on sale of property and equipment	76	1,410
Amortization of debt issuance costs	2,147	1,352
Provision for bad debt expense	8,837	5,215
Loss from inventory obsolescence	5,127	1,667
Change in certain assets and liabilities:
Receivables, net	(152,578)	(62,257)
Inventories, net	(101,148)	(30,115)
Prepaid expenses and other current assets	(807)	(2,984)
Accounts payable	49,079	47,907
Accrued liabilities	3,469	30,397
Other, net	6,548	(1,987)
Net cash provided by operating activities	335,630	309,505

Cash Flows Provided by (Used in) Investing Activities:
Purchases of property and equipment	(56,044)	(42,320)
Acquisition of businesses, net of cash acquired	(20,500)	(205,028)
Proceeds from sale of property and equipment	2,877	298
Net cash used in investing activities	(73,667)	(247,050)

Cash Flows Provided by (Used in) Financing Activities:
Proceeds from issuance of long-term debt	—	411,250
Repayment of long-term debt	(28,968)	(427,563)
Payment of debt issuance costs	—	(6,500)
Proceeds from revolving credit facility	70,000	—
Repayment of revolving credit facility	(70,000)	—
Taxes withheld and paid on employees' equity awards	(11,719)	(11,511)
Exercise of stock options	2,028	5,952
Repurchase of shares of common stock	(200,050)	(35,556)
Payment of contingent consideration	(1,674)	(628)
Net cash used in financing activities	(240,383)	(64,556)
Impact of exchange rate changes on cash	(1,975)	—
Net increase (decrease) in cash and cash equivalents	19,605	(2,101)
Cash and cash equivalents- Beginning of period	139,779	330,007
Cash and cash equivalents- End of period	$159,384	$327,906

Supplemental disclosure of noncash activities:
Leased assets obtained in exchange for new operating lease liabilities	$80,186	$51,190
Accruals for property and equipment	395	580

NYSE:BLD	November 1, 2022	topbuild.com

TopBuild Corp.

Segment Data (Unaudited)

(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	Change	2022	2021	Change
Installation
Sales	$783,056	$612,900	27.8%	$2,208,717	$1,751,278	26.1%

Operating profit, as reported	$154,236	$105,046		$406,835	$277,748
Operating margin, as reported	19.7%	17.1%		18.4%	15.9%

Rationalization charges	(807)	−		(334)	−
Acquisition related costs	15	171		112	1,283
COVID-19 pay	−	−		−	605
Operating profit, as adjusted	$153,444	$105,217		$406,613	$279,636
Operating margin, as adjusted	19.6%	17.2%		18.4%	16.0%

Share-based compensation	268	272		956	886
Depreciation and amortization	15,610	14,906		46,615	42,588
EBITDA, as adjusted	$169,322	$120,395	40.6%	$454,184	$323,110	40.6%
EBITDA margin, as adjusted	21.6%	19.6%		20.6%	18.4%

Specialty Distribution
Sales	$583,543	$276,398	111.1%	$1,715,196	$801,363	114.0%

Operating profit, as reported	$88,364	$47,162		$245,534	$125,403
Operating margin, as reported	15.1%	17.1%		14.3%	15.6%

Acquisition related costs	660	−		1,235	−
COVID-19 pay	−	−		−	54
Operating profit, as adjusted	$89,024	$47,162		$246,769	$125,457
Operating margin, as adjusted	15.3%	17.1%		14.4%	15.7%

Share-based compensation	296	241		938	729
Depreciation and amortization	15,662	2,138		43,697	6,338
EBITDA, as adjusted	$104,982	$49,541	111.9%	$291,404	$132,524	119.9%
EBITDA margin, as adjusted	18.0%	17.9%		17.0%	16.5%

NYSE:BLD	November 1, 2022	topbuild.com

TopBuild Corp.

Adjusted EBITDA (Unaudited)

(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	Change	2022	2021	Change
Total net sales
Sales before eliminations	$1,366,599	$889,298		$3,923,913	$2,552,641
Intercompany eliminations	(65,601)	(43,541)		(179,712)	(129,831)
Net sales after eliminations	$1,300,998	$845,757	53.8%	$3,744,201	$2,422,810	54.5%

Operating profit, as reported - segments	$242,600	$152,208		$652,369	$403,151
General corporate expense, net	(8,920)	(10,812)		(28,371)	(24,124)
Intercompany eliminations	(10,806)	(7,590)		(29,949)	(21,050)
Operating profit, as reported	$222,874	$133,806		$594,049	$357,977
Operating margin, as reported	17.1%	15.8%		15.9%	14.8%

Rationalization charges	(807)	-		(334)	16
Acquisition related costs †	2,107	3,634		6,759	5,844
COVID-19 pay	-	-		-	659
Operating profit, as adjusted	$224,174	$137,440		$600,474	$364,496
Operating margin, as adjusted	17.2%	16.3%		16.0%	15.0%

Share-based compensation	2,611	2,998		9,673	8,375
Depreciation and amortization	32,430	17,784		93,051	51,005
EBITDA, as adjusted	$259,215	$158,222	63.8%	$703,198	$423,876	65.9%
EBITDA margin, as adjusted	19.9%	18.7%		18.8%	17.5%

Sales change period over period	455,241			1,321,391
EBITDA, as adjusted, change period over period	100,993			279,322
Incremental EBITDA, as adjusted, as a percentage of change in sales	22.2%			21.1%

† Acquisition related costs include corporate level adjustments as well as segment operating adjustments.

NYSE:BLD	November 1, 2022	topbuild.com

TopBuild Corp.

Non-GAAP Reconciliations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Gross Profit Reconciliation

Net sales	$1,300,998	$845,757	$3,744,201	$2,422,810

Gross profit, as reported	$395,748	$250,291	$1,111,046	$691,229

Acquisition related costs	-	-	121	-
COVID-19 pay	-	-	-	592
Gross profit, as adjusted	$395,748	$250,291	$1,111,167	$691,821

Gross margin, as reported	30.4%	29.6%	29.7%	28.5%
Gross margin, as adjusted	30.4%	29.6%	29.7%	28.6%

Selling, General and Administrative Expense Reconciliation

Selling, general, and administrative expense, as reported	$172,874	$116,485	$516,997	$333,252

Rationalization charges	(807)	-	(334)	16
Acquisition related costs	2,107	3,634	6,638	5,844
COVID-19 pay	-	-	-	67
Selling, general, and administrative expense, as adjusted	$171,574	$112,851	$510,693	$327,325

Operating Profit Reconciliation

Operating profit, as reported	$222,874	$133,806	$594,049	$357,977

Rationalization charges	(807)	-	(334)	16
Acquisition related costs	2,107	3,634	6,759	5,844
COVID-19 pay	-	-	-	659
Operating profit, as adjusted	$224,174	$137,440	$600,474	$364,496

Operating margin, as reported	17.1%	15.8%	15.9%	14.8%
Operating margin, as adjusted	17.2%	16.3%	16.0%	15.0%

Income Per Common Share Reconciliation

Income before income taxes, as reported	$208,010	$128,369	$554,216	$326,115

Rationalization charges	(807)	-	(334)	16
Acquisition related costs	2,107	3,634	6,759	5,844
Refinancing costs and loss on extinguishment of debt	-	-	-	13,862
COVID-19 pay	-	-	-	659
Income before income taxes, as adjusted	209,310	132,003	560,641	346,496

Tax rate at 26.0%	(54,421)	(34,321)	(145,767)	(90,089)
Income, as adjusted	$154,889	$97,682	$414,874	$256,407

Income per common share, as adjusted	$4.80	$2.95	$12.71	$7.73

Weighted average diluted common shares outstanding	32,279,820	33,088,680	32,643,161	33,155,995

NYSE:BLD	November 1, 2022	topbuild.com

TopBuild Corp.

Same Branch and Acquisition Metrics (Unaudited)

(dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net sales
Same branch:
Installation	$772,589	$612,900	$2,132,833	$1,751,278
Specialty Distribution	328,127	276,398	966,145	801,363
Eliminations	(63,438)	(43,541)	(172,648)	(129,831)
Total same branch	1,037,278	845,757	2,926,330	2,422,810

Acquisitions (a):
Installation	$10,467	$-	$75,884	$-
Specialty Distribution	255,416	-	749,051	-
Eliminations	(2,163)	-	(7,064)	-
Total acquisitions	263,720	-	817,871	-
Total	$1,300,998	$845,757	$3,744,201	$2,422,810

Gross profit, as adjusted
Same branch	$324,832	$250,291	$899,959	$691,821
Acquisitions (a)	70,916	-	211,208	-
Total	$395,748	$250,291	$1,111,167	$691,821

Gross margin, as adjusted
Same branch (b)	31.3%	29.6%	30.8%	28.6%
Acquisitions (c)	26.9%		25.8%

Operating profit, as adjusted
Same branch	$192,249	$137,440	$516,374	$364,496
Acquisitions (a)	31,925	-	84,100	-
Total	$224,174	$137,440	$600,474	$364,496

Operating margin, as adjusted
Same branch (b)	18.5%	16.3%	17.6%	15.0%
Acquisitions (c)	12.1%		10.3%

EBITDA, as adjusted
Same branch	$213,412	$158,222	$578,847	$423,876
Acquisitions (a)	45,803	-	124,351	-
Total	$259,215	$158,222	$703,198	$423,876

EBITDA, as adjusted, as a percentage of sales
Same branch (b)	20.6%		19.8%
Acquisitions (c)	17.4%		15.2%
Total (d)	19.9%	18.7%	18.8%	17.5%

As Adjusted Incremental EBITDA, as a percentage of change in sales
Same branch (e)	28.8%		30.8%
Acquisitions (c)	17.4%		15.2%
Total (f)	22.2%		21.1%

(a) Represents current year impact of acquisitions in their first twelve months

(b) Same branch metric, as adjusted, as a percentage of same branch sales

(c) Acquired metric, as adjusted, as a percentage of acquired sales

(d) Total EBITDA, as adjusted, as a percentage of total sales

(e) Change in same branch EBITDA, as adjusted, as a percentage of change in same branch sales

(f) Change in total EBITDA, as adjusted, as a percentage of change in total sales

TopBuild Corp.

Reconciliation of Adjusted EBITDA to Net Income (Unaudited)

NYSE:BLD	November 1, 2022	topbuild.com

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income, as reported	$153,746	$95,435	$412,156	$245,658
Adjustments to arrive at EBITDA, as adjusted:
Interest expense and other, net	14,864	5,437	39,833	18,000
Income tax expense	54,264	32,934	142,060	80,457
Depreciation and amortization	32,430	17,784	93,051	51,005
Share-based compensation	2,611	2,998	9,673	8,375
Rationalization charges	(807)	-	(334)	16
Acquisition related costs	2,107	3,634	6,759	5,844
Refinancing costs and loss on extinguishment of debt	-	-	-	13,862
COVID-19 pay	-	-	-	659
EBITDA, as adjusted	$259,215	$158,222	$703,198	$423,876

NYSE:BLD	November 1, 2022	topbuild.com

TopBuild Corp.

Acquisition Adjusted Net Sales (Unaudited)

(in thousands)

	2021	2022			Trailing Twelve Months Ended
	Q4	Q1	Q2	Q3	September 30, 2022
Net Sales	$1,063,398	$1,168,918	$1,274,285	$1,300,998	$4,807,599
Acquisitions proforma adjustment †	49,639	2,934	438	-	53,011
Net sales, acquisition adjusted	$1,113,037	$1,171,852	$1,274,723	$1,300,998	$4,860,610

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	November 1, 2022	topbuild.com

TopBuild Corp.

2022 Estimated Adjusted EBITDA Range (Unaudited)
(in millions)

	Twelve Months Ending December 31, 2022
	Low	High
Estimated net income	$525.0	545.7
Adjustments to arrive at estimated EBITDA, as adjusted:
Interest expense and other, net	56.5	54.5
Income tax expense	184.5	191.8
Depreciation and amortization	125.0	123.0
Share-based compensation	13.0	12.0
Rationalization charges	1.0	-
Acquisition related costs	10.0	8.0
Estimated EBITDA, as adjusted	$915.0	$935.0

NYSE:BLD	November 1, 2022	topbuild.com